AMENDMENT TO ESCROW INSTRUCTIONS

TO: CHICAGO TITLE COMPANY, licensed by the California Department of Insurance

16969 VON KARMAN, IRVINE, CALIFORNIA 92606

(949)263-4019 Fax {949)263-0536

Escrow No. 73823093 — M19	Escrow Officer Lorri Beasley	Date May 14, 2007

Property: Thunderbird Medical Plaza I, II and III, Scottsdale, ARIZONA

1. FIRST AMENDMENT TO SALE ESCROW AGREEMENT AND ESCROW INSTRUCTIONS
2.
3. The original sale Agreement and Escrow Instructions dated April 6, 2007, and any
4. amendments and/or supplements thereto, are hereby amended and/or supplemented as set
5. forth herein as pertains to the T-Bird 5310 Land:
6.
7. 1. The purchase price as referenced in Section 2 is hereby amended to be a.
8. $13,500,000.00.
9.
10. 2. The credit to Buyer of $250,000.00 as referenced in Section 13(c)(ii)(b) is hereby
11. deleted.
12.
13. 3. Seller and Buyer have agreed that the Escrows for the T-Bird 5310 Land (Escrow No.
14. 73823093-M19) and the T-Bird 5410/5422 Land (Escrow No. 73823094-M19) may close
15. substantially concurrently but independently from each other.
16.
17. 4. Additional Non-Refundable, Fully Earned Deposit and Release Provisions: Buyer has
18. deposited $5,582,160.99 (or the exact sum due per the following paragraph) via wire
19. which upon receipt of these signed amendment instructions shall be deemed
20. non-refundable and fully earned, except as provided in the Agreement. Said funds were
21. deposited into escrow no. 73823903-M19 and by signature hereunder, buyer authorizes
22. transfer of said funds into the herein escrow.
22.
23. 5. Release of Funds: Provided escrow holder is in receipt of these signed escrow
24. instructions from all parties and clearance of all funds on deposit, and is irrevocably
25. committed to close the transaction contemplated in the Sale Agreement and Escrow
26. Instructions, on the terms provided for therein, escrow holder is instructed to
27. release immediately the sum of $5,582,160.99 (or as may be adjusted pursuant to the
28. instructions of lender of record) to Seller’s existing lender for the purpose of
29. satisfying the defeasance of said loan per said lender’s instructions, which will be
30. applied towards the total purchase price and Seller’s demand for cash at the close of
31. escrow is hereby reduced accordingly.
32.
33.
34. ALL OTHER TERMS AND CONDITIONS ARE TO REMAIN THE SAME.
35.
36.
37. BUYER:
38.
39. See Signature Page attached
40.
41.
42.
43.
44.

AMENDMENT TO ESCROW INSTRUCTIONS (CONTINUED)

TO: CHICAGO TITLE COMPANY	Escrow No. Date	73823093 — M19 May 14, 2007

1.
2. BUYER:
3.
4. NNN Healthcare/Office REIT
5. Thunderbird Medical, LLC,
6. a Delaware limited liability company
7. BY: NNN Healthcare/Office REIT Holdings, L.P.,
8. a Delaware limited partnership,
9. Its Sole Member
10. By: NNN Healthcare/Office REIT, Inc,
11. a Maryland corporation,
12. Its General Partner
13.
14.
15. By: /s/ Shannon K S Johnson
16. Name: Shannon K S Johnson
17. Title: Chief Financial Officer
18.
19.
20. SELLER:
21.
22. See Signature Pages attached
23.
24.
25.
26.
27.
28.
29.
30.
31.
32.
33.
34.
35.
36.
37.
38.
39.
40.
41.
42.
43.
44.
45.
46.
47.
48.
49.
50.
51.
52.

SIGNATURE PAGES TO AMENDMENT DATED MAY 14, 2007
ESCROW NO. 73823093-M19

5310 WEST THUNDERBIRD ROAD,
LLC,
an Arizona limited liability company

By:      /s/ William Metzler

William Metzler, Manager

WRM T-BIRD, LLC, a Delaware

limited liability company

By:	WRM Investments, LLC, an Arizona limited liability company, its Sole Member

By:      /s/ William Metzler

William Metzler, Manager

EDI T-BIRD, LLC, a Delaware limited

liability company

By:	EDI Ocean, LLC, a California limited liability company, its Sole Member

By:      /s/ Scott O. Douglas

Scott O. Douglas, Sole

Member

PVP T-BIRD, LLC, a Delaware limited

liability company

By:	PVP Investments, LLC, a Delaware limited liability company, its Sole Member

By:      _/s/ James D. Vandever

James D. Vandever, Sole Member

SIGNATURE PAGES TO AMENDMENT DATED MAY 14, 2007
ESCROW NO, 73823093-M19 (CONTINUED)

COURTLEIGH T-BIRD, LLC, a

Delaware limited liability company

By: 11745 Courtleigh Drive, LLC,

a California limited liability company,

its Sole Member

By:      /s/ Hugh H. Evans, III

Hugh H. Evans, III, Manager

MONGAN T-BIRD, LLC, a Delaware

limited liability company

By:      /s/ Jeffrey Mongan

Jeffrey Mongan, Trustee of the Jeffrey John Mongan and Karen Knutzen Mongan Trust Agreement

Dated June 22, 2004

BOOTH T-BIRD, LLC, a Delaware

limited liability company

By:      /s/ J. Clark Booth

J.	Clark Booth, Trustee of the J. Clark Booth Trust

Dated September 17, 2002, Member

GERTMENIAN T-BIRD, LLC, a

Delaware limited liability company

By:      /s/ Beth Booth Gertmenian _

Beth Booth Gertmenian, Trustee of the Beth Booth Gertmenian Separate

Property Trust Dated October 27,
2000, Member

SIGNATURE PAGES TO AMENDMENT DATED MAY 14, 2007
ESCROW NO. 73823093-M19 (CONTINUED)

BLAND T-BIRD, LLC, a

Delaware limited liability company

By:      /s/ Howard Bland

Howard Bland, Trustee of the Howard Bland Living Trust

Dated October 10, 1980,
Restated July 20, 1994 and further
Restated October 7, 2004, Member